Lord Abbett Emerging Markets Corporate Debt Fund

Supplement dated March 28, 2016 to the

Summary Prospectus dated May 1, 2015

Effective March 28, 2016, the following table replaces the table in the subsection under “Management – Portfolio Managers” on page 11 of the summary prospectus:

Portfolio Manager/Title	Member of the Investment Management Team Since
Andrew H. O’Brien, Partner and Portfolio Manager	2013
Leah G. Traub, Partner and Portfolio Manager	2013
Robert A. Lee, Partner and Deputy Chief Investment Officer	2013

Please retain this document for your future reference.